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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                 WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
                     WARBURG PINCUS LONG-SHORT EQUITY FUND


     The following information supplements the section of the funds' Statement of Additional Information entitled "Performance Information."

     The Long-Short Market Neutral Fund may from time to time compare the daily volatility of its net asset value to the daily volatility of the S&P 500 Index. The S&P 500 Index is an unmanaged index with no defined investment objective, and is a registered trademark of McGraw-Hill Co., Inc.

Dated: March 12, 1999